CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FOLLOW MY PASSIONS OFFICER CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF

Statistical Supplement

Fourth Quarter 2012

Lincoln Financial Group®

You're in Charge[SM]

CHIEF PLAN FOR TOMORROW OFFICER CHIEF ORGANIZE A FAMILY VACATION OFFICER CHIEF FINANCIAL ADVISOR OFFICER CHIEF RECYCLE MY WATER BOTTLES OFFICER CHIEF FOCUS ON THE FUTURE OFFICER CHIEF I'M A WINNER OFFICER CHIEF UP BRIGHT AND EARLY OFFICER CHIEF FOLLOW A GREAT OFFICER CHIEF READY FOR ANYTHING OFFICER CHIEF DETERMINED TO SUCCEED OFFICER CHIEF SAVE FOR A NEW HOUSE OFFICER CHIEF CONTRIBUTE TO MY 401(k) OFFICER CHIEF VOLUNTEER IN MY COMMUNITY OFFICER CHIEF LIFE OFFICER CHIEF PLAN FOR TOMORROW

Lincoln Financial Group
Table of Contents

Analyst Coverage	1
Notes	2
Consolidated Statements of Income (Loss)	3
Consolidated Balance Sheets	4
Earnings, Shares, Return on Equity and Return to Stockholder Highlights	5
Income (Loss) from Operations, Average Equity and ROE By Segment	6
Select Earnings Drivers By Segment	7
Deposits, Net Flows and Account Balances By Segment	8
Sales By Segment	9
Operating Revenues and General and Administrative Expenses By Segment	10
Operating Commissions and Other Expenses	11
Interest Rate Yields and Spreads By Segment	12
Select Investment Data	13
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC	14
Select Liquidity and Ratings Agency Data	15
Select Earnings and Operational Data:
Annuities	16
Retirement Plan Services	17
Life Insurance	18
Group Protection	19
Other Operations and Discontinued Operations	20
DAC, VOBA, DSI and DFEL Roll Forwards:
Consolidated	21
Annuities	22
Retirement Plan Services, Life Insurance and Group Protection	23
Account Value Roll Forwards:
Annuities	24
Retirement Plan Services	25
Life Insurance	26
Select Non-GAAP to GAAP Reconciliations	27

Lincoln Financial Group
Analyst Coverage

Firm	Analyst	Phone Number
Bank of America - Merrill Lynch	Seth Weiss	646-855-3783
Barclays Capital	Jay Gelb	212-526-1561
Citi Investment Research	Erik Bass	212-816-5257
Credit Suisse	Tom Gallagher	212-538-2010
Deutsche Bank	Yaron Kinar	212-250-7927
Dowling and Partners	Ryan Krueger	860-676-8600
Evercore Partners	Mark Finkelstein	312-445-6440
FBR Capital Markets	Randy Binner	703-312-1890
Goldman Sachs and Company	Christopher Giovanni	212-357-3560
JP Morgan Securities	Jimmy Bhullar	212-622-6397
Keefe, Bruyette and Woods	Jeff Schuman	860-722-5902
Langen McAlenney	Bob Glasspiegel	860-724-1203
Macquarie Capital	Sean Dargan	212-231-0663
Morgan Stanley	Nigel Dally	212-761-4132
Raymond James and Associates	Steven Schwartz	312-612-7686
RBC Capital	Eric Berg	212-618-7593
Sandler O'Neil and Partners	Edward Shields	312-281-3487
Scotia Capital	Joanne Smith	212-225-5071
Sterne, Agee and Leach, Inc.	John Nadel	212-338-4717
UBS	Suneet Kamath	212-713-1355
Wells Fargo Securities	John Hall	212-214-8032

Investor Inquiries May Be Directed To
Jim Sjoreen, Senior Vice President, Investor Relations
Email: Jim.Sjoreen@lfg.com
Voice: 484-583-1420
Fax: 484-583-3962

Notes
This list is provided for informational purposes only.  Lincoln Financial Group does not endorse the analyses, conclusions or recommendations contained in any report issued by these or any other analysts.

Lincoln Financial Group's Statistical Supplement will be available immediately after the release of earnings for each quarter through our Investor Relations website: www.LincolnFinancial.com/investor.

Lincoln Financial Group
Notes

Computations
The quarterly financial information for the current year may not sum to the corresponding year-to-date amount because both are rounded to millions.

The financial ratios reported herein are calculated using whole dollars instead of dollars rounded to millions.

If the effect of equity classification would result in a more dilutive EPS, the numerator used in the calculation of our diluted EPS is adjusted to remove the mark-to-market adjustment for deferred units of LNC stock in our deferred compensation plans.  In addition, for any period where a loss from continuing operations is experienced, shares used in the diluted EPS calculation represent basic shares, as using dilutive shares would be anti-dilutive to the calculation.  In these periods, we would also exclude the deferred compensation adjustment.

Return on equity ("ROE") measures how efficiently we generate profits from the resources provided by our net assets.  ROE is calculated by dividing annualized net income (loss) (or income (loss) from operations) by average equity, excluding accumulated other comprehensive income (loss) ("AOCI").  Management evaluates consolidated ROE by both including and excluding the effect of average goodwill.

Book value per share, excluding AOCI, is calculated by dividing stockholders' equity, excluding AOCI, by common shares outstanding assuming the conversion of our Series A preferred shares.  We provide book value per share, excluding AOCI, to enable investors to analyze the amount of our net worth that is attributable primarily to our business operations.

Basis of Presentation
We adopted the provisions of ASU 2010-26 “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts” (“ASU 2010-26”) effective January 1, 2012, and elected to retrospectively restate all prior periods.  ASU 2010-26 clarified the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts.  Only those costs incurred that result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized as deferred acquisition costs ("DAC").  The determination of deferability must be made on a contract-level basis.

As of December 31, 2012, we completed a review of our income tax balances that resulted in the identification of certain errors in our income tax accounts primarily associated with the accounting for affordable housing tax credits.  These errors were not material for any of our previously filed annual or quarterly financial statements; however, the adjustment to correct the cumulative effect of these errors would be material if recorded in 2012.  Accordingly, we have adjusted prior period information in this Statistical Supplement.  We will be restating the applicable period financials in our Form 10-K for the year ended December 31, 2012.  The following summarizes the increase (decrease) to federal income tax expense, with the offset to other liabilities, and the reduction (increase) to income from operations and net income (in millions) as a result of these adjustments:

								For the Twelve
	For the Three Months Ended							Months Ended
	3/31/11	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12	12/31/11	12/31/12
Retirement Plan Services	$-	$-	$-	$-	$-	$-	$-	$(1)	$-
Life Insurance	3	3	3	3	3	3	2	12	7
Other Operations	-	-	-	-	-	-	(29)	-	(29)
Total	$3	$3	$3	$3	$3	$3	$(27)	$11	$(22)

Page 2a

Lincoln Financial Group
Notes

The following summarizes the changes in earnings (loss) per common share - diluted as a result of these adjustments:

	For the Three Months Ended
	3/31/11	6/30/11	9/30/11	12/31/11	3/31/12	6/30/12	9/30/12
Income (loss) from operations - as previously reported	$1.00	$1.01	$1.03	$0.92	$1.00	$1.09	$1.18
Income (loss) from operations - as adjusted	0.99	1.01	1.03	0.91	0.99	1.09	1.27

Net income (loss) - as previously reported	0.97	0.95	0.47	(1.81)	0.83	1.10	1.41
Net income (loss) - as adjusted	0.96	0.94	0.46	(1.82)	0.82	1.09	1.51

Average shares - diluted	322.9	319.9	312.0	303.4	295.9	290.0	284.7

In addition, we reduced (increased) the beginning balance of retained earnings as of January 1, 2011, for the cumulative effect of the corrections (in millions) as follows:

		Retirement
		Plan	Life	Other
	Annuities	Services	Insurance	Operations	Total
Retained earnings	$(4)	$(5)	$40	$97	$128

Certain other amounts reported in prior periods have been reclassified to the presentation adopted in the current period.  These reclassifications had no effect on net income, income from operations or stockholders' equity in the prior periods.

Definitions
Holding company available liquidity consists of cash and cash equivalents, excluding cash held as collateral, investments maturing in one year or less at origination and receivables under the inter-company cash management program, less payables under the inter-company cash management program, payables from purchases of securities not settled as of the balance sheet date and commercial paper outstanding.

Sales as reported consist of the following:
•	MoneyGuard® (our linked-benefit product) – 15% of single premium deposits;
•
MoneyGuard® (flexible premium option), universal life ("UL") (excluding linked-benefit products) and variable universal life ("VUL"), including corporate-owned life insurance ("COLI") and bank-owned life insurance ("BOLI") - first year commissionable premiums plus 5% of excess premiums received, including an adjustment for internal replacements at approximately 50% of target;

•	Term - 100% of first year paid premiums;
•	Annuities - deposits from new and existing customers; and
•	Group Protection - annualized first year premiums from new policies.

Throughout the document, "after-DAC" refers to the associated amortization expense of DAC, value of business acquired ("VOBA"), deferred sales inducements ("DSI") and DFEL and changes in other contract holder funds.

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

Page 2b

Lincoln Financial Group
Notes

Non-GAAP Performance Measures
Non-GAAP measures do not replace the most directly comparable GAAP measures, and we have included detailed reconciliations herein.

We exclude the after-tax effects of the following items from GAAP net income (loss) to arrive at income (loss) from operations:
•	Realized gains and losses associated with the following ("excluded realized gain (loss)"):
▪ Sales or disposals and impairments of securities;
▪ Changes in the fair value of derivatives, embedded derivatives within certain reinsurance arrangements and trading securities ("gain (loss) on the mark-to-market on certain instruments");

▪ Changes in the fair value of the derivatives we own to hedge our guaranteed death benefit ("GDB") riders reflected within variable annuity net derivative results;
▪
Changes in the fair value of the embedded derivatives of our guaranteed living benefit ("GLB") riders accounted for at fair value, net of the change in the fair value of the derivatives we own to hedge them reflected within variable annuity net derivative results; and

▪
Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for at fair value ("indexed annuity forward-starting option");

•	Changes in reserves resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking") reflected within variable annuity net derivative results;
•	Income (loss) from reserve changes, net of related amortization, on business sold through reinsurance;
•	Gains (losses) on early extinguishment of debt;
•	Losses from the impairment of intangible assets;
•	Income (loss) from discontinued operations; and
•	Income (loss) from the initial adoption of new accounting standards.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items:
•	Excluded realized gain (loss);
•	Revenue adjustments from the initial adoption of new accounting standards;
•	Amortization of deferred front-end loads ("DFEL") arising from changes in GDB and GLB benefit ratio unlocking; and
•	Amortization of deferred gains arising from reserve changes on business sold through reinsurance.

We use our federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure.

Management believes that the non-GAAP performance measures discussed above explain the results of our ongoing businesses in a manner that allows for a better understanding of the underlying trends in our current business because the excluded items are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.  In addition, we believe that our definitions of operating revenues and income from operations provide investors with more valuable measures of our performance because they better reveal trends in our business.

Statistical Supplement is Dated
The financial data in this document is dated February 6, 2013, and has not been updated since that date. Lincoln Financial Group does not intend to update this document.

Page 2c

Lincoln Financial Group
Consolidated Statements of Income (Loss)
Unaudited (millions of dollars, except per share data)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Revenues
Insurance premiums	$573	$589	$630	$606	$637	11.2%	$2,294	$2,462	7.3%
Insurance fees	854	907	887	990	948	11.0%	3,437	3,733	8.6%
Net investment income	1,129	1,166	1,197	1,146	1,190	5.4%	4,652	4,698	1.0%
Realized gain (loss):
Other-than-temporary impairment ("OTTI")	(25)	(47)	(33)	(32)	(41)	-64.0%	(124)	(153)	-23.4%
Realized gain (loss), excluding OTTI	(99)	(38)	76	102	88	147.5%	(170)	227	233.5%
Total realized gain (loss)	(124)	(85)	43	70	47	137.9%	(294)	74	125.2%
Amortization of deferred gains on business sold through reinsurance	19	19	18	19	19	0.0%	75	74	-1.3%
Other revenues and fees	117	119	124	123	123	5.1%	477	491	2.9%
Total revenues	2,568	2,715	2,899	2,954	2,964	15.4%	10,641	11,532	8.4%

Expenses
Interest credited	628	624	615	609	624	-0.6%	2,488	2,470	-0.7%
Benefits	815	859	946	812	919	12.8%	3,345	3,538	5.8%
Commissions and other expenses	797	856	828	1,047	951	19.3%	3,264	3,683	12.8%
Interest and debt expense	70	68	68	68	70	0.0%	294	273	-7.1%
Impairment of intangibles	747	-	-	-	-	-100.0%	747	-	-100.0%
Total expenses	3,057	2,407	2,457	2,536	2,564	-16.1%	10,138	9,964	-1.7%
Income (loss) from continuing operations before taxes	(489)	308	442	418	400	181.8%	503	1,568	211.7%
Federal income tax expense (benefit)	52	64	121	18	80	53.8%	274	282	2.9%
Income (loss) from continuing operations	(541)	244	321	400	320	159.1%	229	1,286	NM
Income (loss) from discontinued operations	-	(1)	-	28	-	NM	(8)	27	NM
Net income (loss)	(541)	243	321	428	320	159.1%	221	1,313	NM
Adjustment for LNC stock units in our deferred compensation plans	-	-	(4)	-	-	NM	(5)	-	100.0%
Net income (loss) available to common stockholders - diluted	$(541)	$243	$317	$428	$320	159.1%	$216	$1,313	NM

Earnings (Loss) Per Common Share - Diluted
Income (loss) from continuing operations	$(1.82)	$0.82	$1.09	$1.41	$1.14	162.6%	$0.72	$4.47	NM
Income (loss) from discontinued operations	-	-	-	0.10	-	NM	(0.03)	0.09	NM
Net income (loss)	$(1.82)	$0.82	$1.09	$1.51	$1.14	162.6%	$0.69	$4.56	NM

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change
ASSETS
Investments:
Available-for-sale ("AFS") securities:
Corporate bonds	$59,261	$60,599	$63,914	$66,476	$68,016	14.8%
U.S. government bonds	494	486	517	508	442	-10.5%
Foreign government bonds	733	650	664	661	654	-10.8%
Mortgage-backed securities	9,639	9,095	8,504	7,863	7,174	-25.6%
Asset-backed collateralized debt obligations	102	102	120	147	180	76.5%
State and municipal bonds	4,047	4,126	4,284	4,338	4,353	7.6%
Hybrid and redeemable preferred securities	1,157	1,196	1,188	1,186	1,217	5.2%
VIEs' fixed maturity securities	700	702	705	706	708	1.1%
Equity securities	139	126	154	156	157	12.9%
Total AFS securities	76,272	77,082	80,050	82,041	82,901	8.7%
Trading securities	2,675	2,650	2,649	2,650	2,554	-4.5%
Mortgage loans on real estate	6,942	6,938	6,804	6,690	7,029	1.3%
Real estate	137	113	116	112	65	-52.6%
Policy loans	2,884	2,842	2,829	2,780	2,766	-4.1%
Derivative investments	3,151	2,244	3,399	3,072	2,652	-15.8%
Other investments	1,069	1,043	1,041	1,123	1,098	2.7%
Total investments	93,130	92,912	96,888	98,468	99,065	6.4%
Cash and invested cash	4,510	3,516	5,257	4,373	4,230	-6.2%
DAC and VOBA	6,776	6,880	6,505	5,813	6,667	-1.6%
Premiums and fees receivable	408	437	388	366	380	-6.9%
Accrued investment income	981	1,026	1,021	1,067	1,015	3.5%
Reinsurance recoverables	6,526	6,534	6,601	6,424	6,449	-1.2%
Funds withheld reinsurance assets	874	866	863	846	837	-4.2%
Goodwill	2,273	2,273	2,273	2,273	2,273	0.0%
Other assets	2,536	2,486	2,475	2,502	2,580	1.7%
Separate account assets	83,477	91,088	88,839	93,326	95,373	14.3%
Total assets	$201,491	$208,018	$211,110	$215,458	$218,869	8.6%

Page 4a

Lincoln Financial Group
Consolidated Balance Sheets
Unaudited (millions of dollars)

	As of
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities
Future contract benefits	$19,814	$18,784	$19,930	$19,232	$19,780	-0.2%
Other contract holder funds	69,465	70,027	70,422	70,706	72,257	4.0%
Short-term debt	300	300	300	200	200	-33.3%
Long-term debt by rating agency leverage definitions:
Operating (see note (1) on page 15 for details)	1,122	1,122	1,122	1,122	1,122	0.0%
Financial	4,269	4,484	4,597	4,372	4,317	1.1%
Reinsurance related embedded derivatives	168	158	185	215	215	28.0%
Funds withheld reinsurance liabilities	1,045	1,043	999	987	940	-10.0%
Deferred gain on business sold through reinsurance	394	375	356	338	319	-19.0%
Payables for collateral on investments	3,733	2,875	5,070	4,566	4,181	12.0%
VIEs' liabilities	193	149	158	121	92	-52.3%
Other liabilities	4,411	4,493	5,093	5,153	5,100	15.6%
Separate account liabilities	83,477	91,088	88,839	93,326	95,373	14.3%
Total liabilities	188,391	194,898	197,071	200,338	203,896	8.2%

Stockholders' Equity
Common stock	7,590	7,448	7,310	7,214	7,121	-6.2%
Retained earnings	2,831	3,050	3,350	3,756	4,044	42.8%
AOCI:
Unrealized gain (loss) on AFS securities	2,948	2,934	3,627	4,354	4,066	37.9%
Unrealized OTTI on AFS securities	(110)	(119)	(117)	(99)	(107)	2.7%
Unrealized gain (loss) on derivative instruments	119	89	150	177	163	37.0%
Foreign currency translation adjustment	-	(3)	(4)	(3)	(4)	NM
Funded status of employee benefit plans	(278)	(279)	(277)	(279)	(310)	-11.5%
Total AOCI	2,679	2,622	3,379	4,150	3,808	42.1%
Total stockholders' equity	13,100	13,120	14,039	15,120	14,973	14.3%
Total liabilities and stockholders' equity	$201,491	$208,018	$211,110	$215,458	$218,869	8.6%

Page 4b

Lincoln Financial Group
Earnings, Shares, Return on Equity and Return to Stockholder Highlights
Unaudited (millions of dollars, except per share data)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss)
Income (loss) from operations	$277	$293	$319	$362	$310	11.9%	$1,246	$1,284	3.0%
Net income (loss)	(541)	243	321	428	320	159.1%	221	1,313	NM

Earnings (Loss) Per Diluted Share
Income (loss) from operations	$0.91	$0.99	$1.09	$1.27	$1.10	20.9%	$3.94	$4.47	13.5%
Net income (loss)	(1.82)	0.82	1.09	1.51	1.14	162.6%	0.69	4.56	NM

Average Stockholders' Equity
Average equity, including AOCI	$13,475	$13,110	$13,579	$14,580	$15,048	11.7%	$12,649	$14,080	11.3%
Average AOCI	2,671	2,650	3,000	3,764	3,979	49.0%	1,632	3,348	105.1%
Average equity, excluding AOCI	$10,804	$10,460	$10,579	$10,816	$11,069	2.5%	$11,017	$10,732	-2.6%

ROE
Income (loss) from operations	10.3%	11.2%	12.1%	13.4%	11.2%		11.3%	12.0%
Net income (loss)	-20.0%	9.3%	12.2%	15.8%	11.6%		2.0%	12.2%

Per Share
Dividends declared during the period	$0.08	$0.08	$0.08	$0.08	$0.12	50.0%	$0.23	$0.36	56.5%
Book value, including AOCI	44.94	45.94	50.26	54.94	55.14	22.7%	44.94	55.14	22.7%
Book value, excluding AOCI	35.75	36.76	38.16	39.86	41.11	15.0%	35.75	41.11	15.0%

Shares
Repurchased during the period	10.4	6.0	6.5	4.2	3.8	-63.2%	24.7	20.5	-17.0%
Average for the period - diluted	303.4	295.9	290.0	284.7	281.1	-7.4%	315.0	287.6	-8.7%
End-of-period - assuming conversion of preferred	291.5	285.6	279.3	275.2	271.6	-6.8%	291.5	271.6	-6.8%
End-of-period - diluted	297.0	293.0	286.8	282.4	279.1	-6.0%	297.0	279.1	-6.0%

Cash Returned to Common Stockholders
Shares repurchased	$200	$150	$150	$100	$92	-54.0%	$575	$492	-14.4%
Common dividends	15	23	23	22	22	46.7%	62	90	45.2%
Total cash returned to common stockholders	$215	$173	$173	$122	$114	-47.0%	$637	$582	-8.6%

Lincoln Financial Group
Income (Loss) from Operations, Average Equity and ROE By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss) from Operations
Annuities	$131	$137	$158	$139	$162	23.7%	$573	$595	3.8%
Retirement Plan Services	33	35	38	29	28	-15.2%	163	130	-20.2%
Life Insurance	135	139	135	152	147	8.9%	559	574	2.7%
Group Protection	20	16	27	16	13	-35.0%	97	72	-25.8%
Other Operations	(42)	(34)	(39)	26	(40)	4.8%	(146)	(87)	40.4%
Income (loss) from operations	$277	$293	$319	$362	$310	11.9%	$1,246	$1,284	3.0%

Average Equity, Excluding AOCI
Segment equity, excluding goodwill:
Annuities	$2,831	$2,960	$3,091	$3,110	$3,053	7.8%	$2,514	$3,053	21.4%
Retirement Plan Services	863	911	1,001	1,031	941	9.0%	878	971	10.6%
Life Insurance	5,576	5,655	5,805	5,879	5,919	6.2%	5,579	5,814	4.2%
Group Protection	889	906	927	955	992	11.6%	882	945	7.1%
Total segment equity, excluding goodwill	10,159	10,432	10,824	10,975	10,905	7.3%	9,853	10,783	9.4%
Other Operations and goodwill	645	28	(245)	(159)	164	-74.6%	1,164	(51)	NM
Total average equity, excluding AOCI	$10,804	$10,460	$10,579	$10,816	$11,069	2.5%	$11,017	$10,732	-2.6%

ROE
Segment ROE, excluding goodwill:
Annuities	18.5%	18.5%	20.4%	17.9%	21.2%		22.8%	19.5%
Retirement Plan Services	15.5%	15.2%	15.1%	11.2%	12.0%		18.5%	13.3%
Life Insurance	9.7%	9.9%	9.3%	10.3%	10.0%		10.0%	9.9%
Group Protection	9.2%	7.1%	11.6%	6.5%	5.3%		11.0%	7.6%
Consolidated ROE - income (loss) from operations	10.3%	11.2%	12.1%	13.4%	11.2%		11.3%	12.0%

Lincoln Financial Group
Select Earnings Drivers By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Annuities
Operating revenues	$692	$731	$734	$745	$766	10.7%	$2,871	$2,975	3.6%
Average account values	84,708	89,537	89,890	92,323	94,709	11.8%	86,242	91,638	6.3%
Net flows	345	293	701	396	1,060	207.2%	2,191	2,451	11.9%

Retirement Plan Services
Operating revenues	$246	$252	$258	$255	$259	5.3%	$1,017	$1,024	0.7%
Average account values	38,634	40,834	41,315	42,315	43,385	12.3%	39,422	41,955	6.4%
Net flows	219	212	194	232	348	58.9%	504	987	95.8%

Life Insurance
Operating revenues	$1,187	$1,232	$1,237	$1,296	$1,288	8.5%	$4,740	$5,053	6.6%
Average account values	34,848	35,643	36,064	36,355	36,957	6.1%	34,392	36,255	5.4%
Average in-force face amount	577,137	579,897	581,015	583,264	587,509	1.8%	570,816	582,921	2.1%
Net flows	1,021	741	713	685	1,148	12.4%	3,662	3,289	-10.2%

Group Protection
Operating revenues	$481	$504	$540	$517	$531	10.4%	$1,938	$2,091	7.9%
Non-medical earned premiums	412	431	441	450	462	12.1%	1,634	1,784	9.2%

Consolidated
Operating revenues	$2,715	$2,824	$2,882	$2,914	$2,947	8.5%	$11,027	$11,566	4.9%
Average account values	158,190	166,014	167,269	170,993	175,051	10.7%	160,056	169,848	6.1%
Net flows	1,585	1,246	1,608	1,313	2,556	61.3%	6,357	6,727	5.8%

Lincoln Financial Group
Deposits, Net Flows and Account Balances By Segment
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Deposits
Annuities	$2,375	$2,480	$2,867	$2,677	$3,539	49.0%	$10,650	$11,564	8.6%
Retirement Plan Services	1,570	1,511	1,291	1,717	1,861	18.5%	5,566	6,381	14.6%
Life Insurance	1,506	1,159	1,137	1,106	1,546	2.7%	5,393	4,949	-8.2%
Total deposits	$5,451	$5,150	$5,295	$5,500	$6,946	27.4%	$21,609	$22,894	5.9%

Net Flows
Annuities	$345	$293	$701	$396	$1,060	207.2%	$2,191	$2,451	11.9%
Retirement Plan Services	219	212	194	232	348	58.9%	504	987	95.8%
Life Insurance	1,021	741	713	685	1,148	12.4%	3,662	3,289	-10.2%
Total net flows	$1,585	$1,246	$1,608	$1,313	$2,556	61.3%	$6,357	$6,727	5.8%

Account Balances as of End-of-Period
Annuities	$85,534	$91,668	$90,377	$94,193	$96,514	12.8%	$85,534	$96,514	12.8%
Retirement Plan Services	39,133	42,020	41,397	43,103	43,931	12.3%	39,133	43,931	12.3%
Life Insurance	35,278	36,008	36,121	36,589	37,325	5.8%	35,278	37,325	5.8%
Total account balances	$159,945	$169,696	$167,895	$173,885	$177,770	11.1%	$159,945	$177,770	11.1%

Average Account Balances
Annuities	$84,708	$89,537	$89,890	$92,323	$94,709	11.8%	$86,242	$91,638	6.3%
Retirement Plan Services	38,634	40,834	41,315	42,315	43,385	12.3%	39,422	41,955	6.4%
Life Insurance	34,848	35,643	36,064	36,355	36,957	6.1%	34,392	36,255	5.4%
Total average account balances	$158,190	$166,014	$167,269	$170,993	$175,051	10.7%	$160,056	$169,848	6.1%

Lincoln Financial Group
Sales By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Sales
Annuities:
Variable	$2,028	$2,185	$2,422	$2,188	$3,019	48.9%	$8,723	$9,815	12.5%
Fixed	347	295	445	489	520	49.9%	1,927	1,749	-9.2%
Total Annuities	$2,375	$2,480	$2,867	$2,677	$3,539	49.0%	$10,650	$11,564	8.6%

Retirement Plan Services:
Small market	$354	$418	$372	$362	$577	63.0%	$1,307	$1,729	32.3%
Mid - large market	1,053	920	746	1,186	1,123	6.6%	3,557	3,974	11.7%
Multi-Fund® and other variable	163	173	173	169	161	-1.2%	702	678	-3.4%
Total Retirement Plan Services	$1,570	$1,511	$1,291	$1,717	$1,861	18.5%	$5,566	$6,381	14.6%

Life Insurance:
UL, excluding MoneyGuard®	$75	$47	$51	$38	$52	-30.7%	$317	$188	-40.7%
MoneyGuard®	65	41	41	40	47	-27.7%	186	169	-9.1%
VUL	16	10	12	9	30	87.5%	50	61	22.0%
COLI and BOLI	57	11	11	9	78	36.8%	92	109	18.5%
Term	15	13	13	16	19	26.7%	55	61	10.9%
Total Life Insurance	$228	$122	$128	$112	$226	-0.9%	$700	$588	-16.0%

Group Protection:
Life	$91	$29	$33	$41	$84	-7.7%	$161	$185	14.9%
Disability	93	28	38	41	97	4.3%	177	204	15.3%
Dental	25	10	18	15	25	0.0%	57	69	21.1%
Total Group Protection	$209	$67	$89	$97	$206	-1.4%	$395	$458	15.9%

Lincoln Financial Group
Operating Revenues and General and Administrative Expenses By Segment
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Operating Revenues
Annuities	$692	$731	$734	$745	$766	10.7%	$2,871	$2,975	3.6%
Retirement Plan Services	246	252	258	255	259	5.3%	1,017	1,024	0.7%
Life Insurance	1,187	1,232	1,237	1,296	1,288	8.5%	4,740	5,053	6.6%
Group Protection	481	504	540	517	531	10.4%	1,938	2,091	7.9%
Other Operations	109	105	113	101	103	-5.5%	461	423	-8.2%
Total	$2,715	$2,824	$2,882	$2,914	$2,947	8.5%	$11,027	$11,566	4.9%

General and Administrative Expenses, Net of Amounts Capitalized
Annuities	$100	$107	$97	$103	$118	18.0%	$385	$425	10.4%
Retirement Plan Services	69	67	70	73	86	24.6%	259	296	14.3%
Life Insurance	110	107	102	105	113	2.7%	408	428	4.9%
Group Protection	55	51	55	57	63	14.5%	193	226	17.1%
Other Operations	14	22	23	24	23	64.3%	73	91	24.7%
Total	$348	$354	$347	$362	$403	15.8%	$1,318	$1,466	11.2%

General and Administrative Expenses, Net of Amounts Capitalized, As a % of Operating Revenues
Annuities	14.4%	14.6%	13.2%	13.9%	15.4%		13.4%	14.3%
Retirement Plan Services	28.2%	26.6%	27.3%	28.7%	33.1%		25.5%	28.9%
Life Insurance	9.3%	8.8%	8.3%	8.1%	8.8%		8.6%	8.5%
Group Protection	11.5%	10.0%	10.2%	11.0%	11.9%		9.9%	10.8%
Other Operations	13.4%	21.3%	19.4%	24.8%	22.0%		15.7%	21.8%
Total	12.8%	12.5%	12.0%	12.4%	13.7%		12.0%	12.7%

Lincoln Financial Group
Operating Commissions and Other Expenses
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Operating Commissions and Other Expenses Incurred
General and administrative expenses	$408	$397	$395	$405	$467	14.5%	$1,511	$1,664	10.1%
Commissions	483	450	465	454	551	14.1%	1,934	1,920	-0.7%
Media expenses	18	16	16	16	17	-5.6%	69	66	-4.3%
Taxes, licenses and fees	62	62	55	70	58	-6.5%	252	245	-2.8%
Interest and debt expense	70	68	68	68	65	-7.1%	285	268	-6.0%
Expenses associated with reserve financing and unrelated letters of credit	13	13	13	14	15	15.4%	47	56	19.1%
Total operating commissions and other expenses incurred	1,054	1,006	1,012	1,027	1,173	11.3%	4,098	4,219	3.0%

Less Amounts Capitalized
General and administrative expenses	(60)	(43)	(48)	(43)	(64)	-6.7%	(193)	(198)	-2.6%
Commissions	(290)	(237)	(261)	(242)	(328)	-13.1%	(1,152)	(1,069)	7.2%
Taxes, licenses and fees	(14)	(10)	(10)	(8)	(12)	14.3%	(50)	(39)	22.0%
Total amounts capitalized	(364)	(290)	(319)	(293)	(404)	-11.0%	(1,395)	(1,306)	6.4%
Total expenses incurred, net of amounts capitalized, excluding amortization	690	716	693	734	769	11.4%	2,703	2,913	7.8%

Amortization
Amortization of DAC and VOBA	170	200	204	376	245	44.1%	846	1,026	21.3%
Amortization of intangibles	1	1	1	1	1	0.0%	4	4	0.0%
Total amortization	171	201	205	377	246	43.9%	850	1,030	21.2%
Total operating commissions and other expenses	$861	$917	$898	$1,111	$1,015	17.9%	$3,553	$3,943	11.0%

Lincoln Financial Group
Interest Rate Yields and Spreads By Segment
Unaudited

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Annuities
Investments on reserves, excluding alternative	4.98%	4.93%	4.86%	4.83%	4.69%	(29)	5.13%	4.83%	(30)
Prepayment and make whole premiums	0.09%	0.04%	0.07%	0.04%	0.08%	(1)	0.14%	0.06%	(8)
Alternative investments	0.00%	0.00%	0.01%	0.00%	0.00%	-	0.00%	0.00%	-
Net investment income yield on reserves	5.07%	4.97%	4.94%	4.87%	4.77%	(30)	5.27%	4.89%	(38)
Interest rate credited to contract holders	3.26%	3.15%	3.03%	2.94%	2.79%	(47)	3.33%	2.98%	(35)
Interest rate spread	1.81%	1.82%	1.91%	1.93%	1.98%	17	1.94%	1.91%	(3)

Retirement Plan Services
Investments on reserves, excluding alternative	5.40%	5.34%	5.28%	5.23%	5.04%	(36)	5.53%	5.21%	(32)
Prepayment and make whole premiums	0.05%	0.04%	0.02%	0.01%	0.07%	2	0.16%	0.04%	(12)
Alternative investments	0.01%	0.01%	0.02%	0.00%	0.00%	(1)	0.01%	0.01%	-
Net investment income yield on reserves	5.46%	5.39%	5.32%	5.24%	5.11%	(35)	5.70%	5.26%	(44)
Interest rate credited to contract holders	3.28%	3.22%	3.22%	3.22%	3.16%	(12)	3.32%	3.20%	(12)
Interest rate spread	2.18%	2.17%	2.10%	2.02%	1.95%	(23)	2.38%	2.06%	(32)

Life Insurance
Attributable to interest-sensitive products:
Investments on reserves, excluding alternative	5.71%	5.77%	5.75%	5.60%	5.60%	(11)	5.79%	5.68%	(11)
Prepayment and make whole premiums	0.03%	0.02%	0.07%	0.02%	0.13%	10	0.07%	0.06%	(1)
Alternative investments	0.00%	0.17%	0.15%	0.03%	0.29%	29	0.19%	0.16%	(3)
Net investment income yield on reserves	5.74%	5.96%	5.97%	5.65%	6.02%	28	6.05%	5.90%	(15)
Interest rate credited to contract holders	3.99%	3.97%	3.93%	3.94%	3.99%	-	4.08%	3.96%	(12)
Interest rate spread	1.75%	1.99%	2.04%	1.71%	2.03%	28	1.97%	1.94%	(3)

Attributable to traditional products:
Investments on reserves, excluding alternative	5.81%	5.73%	5.79%	5.67%	5.56%	(25)	5.90%	5.68%	(22)
Prepayment and make whole premiums	0.01%	0.00%	0.04%	0.00%	0.47%	46	0.03%	0.13%	10
Alternative investments	0.01%	0.01%	0.02%	0.00%	0.00%	(1)	0.01%	0.01%	-
Net investment income yield on reserves	5.83%	5.74%	5.85%	5.67%	6.03%	20	5.94%	5.82%	(12)

Lincoln Financial Group
Select Investment Data
Unaudited (millions of dollars)

	As of 12/31/11		As of 12/31/12
	Amount	%	Amount	%
AFS and Trading Securities, at Fair Value
AFS securities:
Corporate bonds	$59,261	75.1%	$68,016	79.6%
U.S. government bonds	494	0.6%	442	0.5%
Foreign government bonds	733	0.9%	654	0.8%
Mortgage-backed securities	9,639	12.2%	7,174	8.4%
Asset-backed collateralized debt obligations	102	0.1%	180	0.2%
State and municipal bonds	4,047	5.1%	4,353	5.1%
Hybrid and redeemable preferred securities	1,157	1.5%	1,217	1.4%
VIEs' fixed maturity securities	700	0.9%	708	0.8%
Equity securities	139	0.2%	157	0.2%
Total AFS securities	76,272	96.6%	82,901	97.0%
Trading securities	2,675	3.4%	2,554	3.0%
Total AFS and trading securities	$78,947	100.0%	$85,455	100.0%

AFS and Trading Securities, at Amortized Cost
Fixed maturity securities	$71,960	99.8%	$75,520	99.8%
Equity securities	137	0.2%	139	0.2%
Total AFS and trading securities	$72,097	100.0%	$75,659	100.0%

% of Fixed Maturity AFS Securities, at Amortized Cost
Investment grade		94.4%		94.5%
Below investment grade		5.6%		5.5%

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	03/31/12	06/30/12	09/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Net Investment Income	$1,129	$1,166	$1,197	$1,146	$1,190	5.4%	$4,652	$4,698	1.0%

Average Invested Assets, at Amortized Cost	83,211	83,883	84,958	85,802	86,498	4.0%	81,641	85,285	4.5%

Net Investment Income Yield	5.43%	5.56%	5.64%	5.34%	5.50%	7	5.70%	5.51%	(19)

Lincoln Financial Group
Realized Gain (Loss) and Benefit Ratio Unlocking, After-DAC
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Realized Gain (Loss), Pre-Tax
Total operating realized gain (loss)	$25	$27	$25	$31	$30	20.0%	$94	$113	20.2%
Total excluded realized gain (loss)	(149)	(112)	18	39	17	111.4%	(388)	(39)	89.9%
Total realized gain (loss), pre-tax	$(124)	$(85)	$43	$70	$47	137.9%	$(294)	$74	125.2%

Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Realized gain (loss) related to investments	$(28)	$6	$(45)	$3	$(2)	92.9%	$(151)	$(37)	75.5%
Variable annuity net derivative results:
Hedge program performance, including unlocking for GLB reserves hedged	5	19	(38)	99	18	260.0%	(194)	97	150.0%
GLB non-performance risk component	(49)	(85)	86	(61)	(5)	89.8%	78	(64)	NM
Total variable annuity net derivative results	(44)	(66)	48	38	13	129.5%	(116)	33	128.4%
Indexed annuity forward-starting option	-	10	(1)	(6)	2	NM	-	4	NM
Excluded realized gain (loss) net of benefit ratio unlocking, after-tax	$(72)	$(50)	$2	$35	$13	118.1%	$(267)	$-	100.0%

Components of Realized Gain (Loss) Related to Investments, After-Tax
OTTI	$(16)	$(31)	$(21)	$(21)	$(27)	-64.0%	$(81)	$(99)	-23.4%
Other realized gain (loss) related to certain investments	(21)	(1)	(12)	(14)	2	108.0%	(16)	(25)	-49.7%
Gain (loss) on the mark-to-market on certain instruments	9	38	(12)	38	23	155.6%	(54)	87	261.1%
Total realized gain (loss) related to investments, after-tax	$(28)	$6	$(45)	$3	$(2)	92.9%	$(151)	$(37)	75.5%

Lincoln Financial Group
Select Liquidity and Rating Agency Data
Unaudited (millions of dollars)

	As of
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change
Leverage Ratio
Short-term debt	$300	$300	$300	$200	$200	-33.3%
Long-term debt	5,391	5,606	5,719	5,494	5,439	0.9%
Total debt	5,691	5,906	6,019	5,694	5,639	-0.9%
Less:
Long-term operating debt (1)	1,122	1,122	1,122	1,122	1,122	0.0%
75% of capital securities	908	908	908	908	908	0.0%
Carrying value of fair value hedges	320	234	330	307	269	-15.9%
Total numerator	$3,341	$3,642	$3,659	$3,357	$3,340	0.0%

Stockholders' equity, excluding AOCI	$10,421	$10,498	$10,660	$10,970	$11,165	7.1%
Total debt	5,691	5,906	6,019	5,694	5,639	-0.9%
Total denominator	$16,112	$16,404	$16,679	$16,664	$16,804	4.3%

Leverage ratio	20.7%	22.2%	21.9%	20.1%	19.9%

Holding Company Available Liquidity	$588	$833	$802	$618	$706	20.1%

			Ratings as of February 6, 2013
						Standard
			A.M. Best	Fitch	Moody's	& Poor's
Senior Debt Ratings			a-	BBB+	Baa2	A-

Financial Strength Ratings
Lincoln National Life Insurance Company			A+	A+	A2	AA-
First Penn-Pacific Life Insurance Company			A	A+	A2	A-
Lincoln Life & Annuity Company of New York			A+	A+	A2	AA-

(1)
We have categorized as operating debt the senior notes issued in October 2007 and June 2010 because the proceeds were used as a long-term structured solution to reduce the strain on increasing statutory reserves associated with secondary guarantee UL and term policies and the senior note issued in September 2008 by our primary insurance subsidiary.

Lincoln Financial Group
Annuities - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$14	$17	$18	$29	$34	142.9%	$74	$98	32.4%
Insurance fees	299	325	323	332	351	17.4%	1,247	1,331	6.7%
Net investment income	270	272	279	268	263	-2.6%	1,106	1,082	-2.2%
Operating realized gain (loss)	25	27	25	30	31	24.0%	94	113	20.2%
Other revenues and fees	84	90	89	86	87	3.6%	350	351	0.3%
Total operating revenues	692	731	734	745	766	10.7%	2,871	2,975	3.6%
Operating expenses:
Interest credited	169	171	163	146	153	-9.5%	698	633	-9.3%
Benefits	47	45	49	131	55	17.0%	212	281	32.5%
Commissions incurred	173	183	202	203	245	41.6%	725	833	14.9%
Other expenses incurred	181	196	187	190	212	17.1%	735	784	6.7%
Amounts capitalized	(123)	(124)	(149)	(138)	(182)	-48.0%	(527)	(593)	-12.5%
Amortization	90	98	86	40	97	7.8%	351	321	-8.5%
Total operating expenses	537	569	538	572	580	8.0%	2,194	2,259	3.0%
Income (loss) from operations before taxes	155	162	196	173	186	20.0%	677	716	5.8%
Federal income tax expense (benefit)	24	25	38	34	24	0.0%	104	121	16.3%
Income (loss) from operations	$131	$137	$158	$139	$162	23.7%	$573	$595	3.8%

Effective Federal Income Tax Rate	15.3%	15.4%	19.7%	19.6%	12.7%		15.4%	16.9%

Average Equity, Excluding Goodwill and AOCI	$2,831	$2,960	$3,091	$3,110	$3,053	7.8%	$2,514	$3,053	21.4%

ROE, Excluding Goodwill	18.5%	18.5%	20.4%	17.9%	21.2%		22.8%	19.5%

Return on Average Account Values	62	61	70	60	68	6	66	65	(1)

Account Values
Separate account values:
Average	$64,173	$69,003	$69,222	$71,535	$73,804	15.0%	$66,007	$70,901	7.4%
End-of-period	65,010	71,059	69,615	73,401	75,501	16.1%	65,010	75,501	16.1%
General account values:
Average	20,535	20,534	20,668	20,788	20,905	1.8%	20,235	20,737	2.5%
End-of-period	20,524	20,609	20,762	20,792	21,013	2.4%	20,524	21,013	2.4%

Lincoln Financial Group
Retirement Plan Services - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance fees	$49	$52	$53	$53	$54	10.2%	$210	$212	1.0%
Net investment income	194	197	202	199	201	3.6%	792	799	0.9%
Other revenues and fees	3	3	3	3	4	33.3%	15	13	-13.3%
Total operating revenues	246	252	258	255	259	5.3%	1,017	1,024	0.7%
Operating expenses:
Interest credited	112	111	112	114	115	2.7%	437	451	3.2%
Benefits	-	-	-	-	-	NM	2	-	-100.0%
Commissions incurred	17	18	17	17	19	11.8%	67	71	6.0%
Other expenses incurred	74	76	78	81	93	25.7%	287	330	15.0%
Amounts capitalized	(9)	(10)	(9)	(9)	(10)	-11.1%	(35)	(38)	-8.6%
Amortization	7	10	10	13	10	42.9%	33	42	27.3%
Total operating expenses	201	205	208	216	227	12.9%	791	856	8.2%
Income (loss) from operations before taxes	45	47	50	39	32	-28.9%	226	168	-25.7%
Federal income tax expense (benefit)	12	12	12	10	4	-66.7%	63	38	-39.7%
Income (loss) from operations	$33	$35	$38	$29	$28	-15.2%	$163	$130	-20.2%

Effective Federal Income Tax Rate	26.0%	25.9%	23.8%	26.0%	13.0%		28.2%	22.8%

Average Equity, Excluding Goodwill and AOCI	$863	$911	$1,001	$1,031	$941	9.0%	$878	$971	10.6%

ROE, Excluding Goodwill	15.5%	15.2%	15.1%	11.2%	12.0%		18.5%	13.3%

Return on Average Account Values	35	34	37	27	26	(9)	41	31	(10)

Account Values
Separate account values:
Average	$12,783	$13,589	$13,373	$13,558	$13,536	5.9%	$13,611	$13,514	-0.7%
End-of-period	12,867	13,959	13,338	13,788	13,466	4.7%	12,867	13,466	4.7%
Mutual fund account values:
Average	12,327	13,522	14,039	14,631	15,404	25.0%	12,643	14,386	13.8%
End-of-period	12,636	14,241	14,056	15,073	15,747	24.6%	12,636	15,747	24.6%
General account values:
Average	13,524	13,723	13,903	14,126	14,445	6.8%	13,168	14,055	6.7%
End-of-period	13,630	13,820	14,003	14,242	14,718	8.0%	13,630	14,718	8.0%

Lincoln Financial Group
Life Insurance - Select Earnings and Operational Data
Unaudited (millions of dollars)

	As of or For the Three Months Ended						As of or For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$117	$109	$114	$103	$116	-0.9%	$441	$441	0.0%
Insurance fees	505	529	511	605	543	7.5%	1,979	2,188	10.6%
Net investment income	558	588	606	578	624	11.8%	2,294	2,396	4.4%
Operating realized gain (loss)	-	-	(1)	1	(1)	NM	-	-	NM
Other revenues and fees	7	6	7	9	6	-14.3%	26	28	7.7%
Total operating revenues	1,187	1,232	1,237	1,296	1,288	8.5%	4,740	5,053	6.6%
Operating expenses:
Interest credited	318	310	310	318	324	1.9%	1,235	1,261	2.1%
Benefits	456	476	478	297	469	2.9%	1,669	1,721	3.1%
Commissions incurred	179	130	126	115	161	-10.1%	678	532	-21.5%
Other expenses incurred	180	174	168	168	178	-1.1%	680	687	1.0%
Amounts capitalized	(211)	(145)	(143)	(131)	(181)	14.2%	(780)	(600)	23.1%
Amortization	61	80	97	313	124	103.3%	423	614	45.2%
Total operating expenses	983	1,025	1,036	1,080	1,075	9.4%	3,905	4,215	7.9%
Income (loss) from operations before taxes	204	207	201	216	213	4.4%	835	838	0.4%
Federal income tax expense (benefit)	69	68	66	64	66	-4.3%	276	264	-4.3%
Income (loss) from operations	$135	$139	$135	$152	$147	8.9%	$559	$574	2.7%

Effective Federal Income Tax Rate	33.7%	32.9%	32.7%	29.7%	30.8%		33.1%	31.5%

Average Equity, Excluding Goodwill and AOCI	$5,576	$5,655	$5,805	$5,879	$5,919	6.2%	$5,579	$5,814	4.2%

ROE, Excluding Goodwill	9.7%	9.9%	9.3%	10.3%	10.0%		10.0%	9.9%

Average Account Values	$34,848	$35,643	$36,064	$36,355	$36,957	6.1%	$34,392	$36,255	5.4%

In-Force Face Amount
UL and other	$307,900	$307,957	$308,763	$308,470	$311,235	1.1%	$307,900	$311,235	1.1%
Term insurance	271,931	272,006	273,305	275,992	279,322	2.7%	271,931	279,322	2.7%
Total in-force face amount	$579,831	$579,963	$582,068	$584,462	$590,557	1.8%	$579,831	$590,557	1.8%

Lincoln Financial Group
Group Protection - Select Earnings and Operational Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Income (Loss) from Operations
Operating revenues:
Insurance premiums	$442	$463	$495	$473	$487	10.2%	$1,778	$1,919	7.9%
Net investment income	37	38	42	41	41	10.8%	152	162	6.6%
Other revenues and fees	2	3	3	3	3	50.0%	8	10	25.0%
Total operating revenues	481	504	540	517	531	10.4%	1,938	2,091	7.9%
Operating expenses:
Interest credited	1	1	1	1	1	0.0%	3	3	0.0%
Benefits	323	350	368	360	367	13.6%	1,314	1,444	9.9%
Commissions incurred	51	54	53	55	61	19.6%	201	223	10.9%
Other expenses incurred	85	73	82	82	99	16.5%	285	337	18.2%
Amounts capitalized	(21)	(11)	(17)	(15)	(31)	-47.6%	(53)	(75)	-41.5%
Amortization	11	12	11	10	14	27.3%	39	48	23.1%
Total operating expenses	450	479	498	493	511	13.6%	1,789	1,980	10.7%
Income (loss) from operations before taxes	31	25	42	24	20	-35.5%	149	111	-25.5%
Federal income tax expense (benefit)	11	9	15	8	7	-36.4%	52	39	-25.0%
Income (loss) from operations	$20	$16	$27	$16	$13	-35.0%	$97	$72	-25.8%

Effective Federal Income Tax Rate	35.0%	35.0%	35.6%	34.2%	34.9%		35.0%	35.0%

Average Equity, Excluding Goodwill and AOCI	$889	$906	$927	$955	$992	11.6%	$882	$945	7.1%

ROE, Excluding Goodwill	9.2%	7.1%	11.6%	6.5%	5.3%		11.0%	7.6%

Loss Ratios by Product Line
Life	75.1%	78.2%	75.0%	76.8%	72.3%		74.8%	75.5%
Disability	69.6%	70.1%	69.6%	76.3%	77.9%		69.9%	73.6%
Dental	71.6%	82.1%	76.5%	69.0%	70.8%		77.9%	74.5%
Total non-medical	72.2%	74.9%	72.7%	75.7%	74.7%		72.9%	74.5%
Medical	88.6%	87.6%	89.7%	85.4%	86.7%		87.9%	87.8%

Lincoln Financial Group
Other Operations and Discontinued Operations - Select Earnings Data
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Other Operations
Operating revenues:
Insurance premiums	$-	$-	$3	$-	$-	NM	$1	$4	300.0%
Net investment income	71	70	68	61	61	-14.1%	307	259	-15.6%
Amortization of deferred gain on business sold through reinsurance	18	18	18	18	18	0.0%	72	72	0.0%
Media revenues	21	17	21	21	21	0.0%	77	81	5.2%
Other revenues and fees	(1)	-	3	1	3	NM	4	7	75.0%
Total operating revenues	109	105	113	101	103	-5.5%	461	423	-8.2%
Operating expenses:
Interest credited	28	31	30	30	32	14.3%	114	122	7.0%
Benefits	31	28	35	43	32	3.2%	126	138	9.5%
Media expenses	18	16	16	16	17	-5.6%	69	66	-4.3%
Commissions and other expenses	28	19	15	33	24	-14.3%	90	93	3.3%
Interest and debt expenses	70	68	68	68	65	-7.1%	285	268	-6.0%
Total operating expenses	175	162	164	190	170	-2.9%	684	687	0.4%
Income (loss) from operations before taxes	(66)	(57)	(51)	(89)	(67)	-1.5%	(223)	(264)	-18.4%
Federal income tax expense (benefit)	(24)	(23)	(12)	(115)	(27)	-12.5%	(77)	(177)	NM
Income (loss) from operations	$(42)	$(34)	$(39)	$26	$(40)	4.8%	$(146)	$(87)	40.4%

Discontinued Operations
Gain (loss) on disposal before taxes	$-	$(1)	$-	$-	$-	NM	$(3)	$(1)	66.7%
Federal income tax expense (benefit)	-	-	-	(28)	-	NM	5	(28)	NM
Gain (loss) on disposal	$-	$(1)	$-	$28	$-	NM	$(8)	$27	NM

Lincoln Financial Group
Consolidated - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
DAC and VOBA
Balance as of beginning-of-period	$6,705	$6,776	$6,880	$6,505	$5,813	-13.3%	$7,414	$6,776	-8.6%
Business sold through reinsurance	11	-	-	2	-	-100.0%	12	2	-83.3%
Deferrals	364	290	319	293	404	11.0%	1,395	1,306	-6.4%
Operating amortization	(170)	(200)	(204)	(376)	(245)	-44.1%	(846)	(1,026)	-21.3%
Deferrals, net of operating amortization	194	90	115	(83)	159	-18.0%	549	280	-49.0%
Amortization associated with benefit ratio unlocking	(5)	(5)	2	(2)	-	100.0%	2	(6)	NM
Adjustment related to realized (gains) losses	12	19	(34)	(30)	(16)	NM	(24)	(61)	NM
Adjustment related to unrealized (gains) losses	(141)	-	(458)	(579)	711	NM	(1,177)	(324)	72.5%
Balance as of end-of-period	$6,776	$6,880	$6,505	$5,813	$6,667	-1.6%	$6,776	$6,667	-1.6%

DSI
Balance as of beginning-of-period	$268	$271	$268	$260	$252	-6.0%	$286	$271	-5.2%
Deferrals	10	9	10	11	9	-10.0%	39	39	0.0%
Operating amortization	(5)	(12)	(10)	3	(12)	NM	(40)	(31)	22.5%
Deferrals, net of operating amortization	5	(3)	-	14	(3)	NM	(1)	8	NM
Amortization associated with benefit ratio unlocking	(1)	(1)	-	-	-	100.0%	-	(1)	NM
Adjustment related to realized (gains) losses	2	2	(4)	(4)	(3)	NM	(1)	(8)	NM
Adjustment related to unrealized (gains) losses	(3)	(1)	(4)	(18)	7	NM	(13)	(17)	-30.8%
Balance as of end-of-period	$271	$268	$260	$252	$253	-6.6%	$271	$253	-6.6%

DFEL
Balance as of beginning-of-period	$1,338	$1,369	$1,404	$1,261	$1,001	-25.2%	$1,502	$1,369	-8.9%
Deferrals	132	90	88	78	92	-30.3%	544	349	-35.8%
Operating amortization	(36)	(50)	(42)	(130)	(61)	-69.4%	(135)	(283)	NM
Deferrals, net of operating amortization	96	40	46	(52)	31	-67.7%	409	66	-83.9%
Amortization associated with benefit ratio unlocking	(1)	(1)	-	(1)	-	100.0%	-	(2)	NM
Adjustment related to realized (gains) losses	1	5	(6)	(12)	(4)	NM	(9)	(18)	-100.0%
Adjustment related to unrealized (gains) losses	(65)	(9)	(183)	(195)	345	NM	(533)	(42)	92.1%
Balance as of end-of-period	$1,369	$1,404	$1,261	$1,001	$1,373	0.3%	$1,369	$1,373	0.3%

Lincoln Financial Group
Annuities - DAC, VOBA, DSI and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
DAC and VOBA
Balance as of beginning-of-period	$1,877	$1,912	$1,965	$1,940	$1,910	1.8%	$1,882	$1,912	1.6%
Deferrals	123	125	149	138	182	48.0%	527	593	12.5%
Operating amortization	(90)	(98)	(86)	(40)	(97)	-7.8%	(351)	(321)	8.5%
Deferrals, net of operating amortization	33	27	63	98	85	157.6%	176	272	54.5%
Amortization associated with benefit ratio unlocking	(5)	(4)	2	(2)	-	100.0%	2	(5)	NM
Adjustment related to realized (gains) losses	13	17	(34)	(32)	(15)	NM	(2)	(63)	NM
Adjustment related to unrealized (gains) losses	(6)	13	(56)	(94)	112	NM	(146)	(24)	83.6%
Balance as of end-of-period	$1,912	$1,965	$1,940	$1,910	$2,092	9.4%	$1,912	$2,092	9.4%

DSI
Balance as of beginning-of-period	$266	$269	$267	$258	$250	-6.0%	$284	$269	-5.3%
Deferrals	10	9	10	11	7	-30.0%	39	37	-5.1%
Operating amortization	(5)	(12)	(10)	3	(12)	NM	(40)	(30)	25.0%
Deferrals, net of operating amortization	5	(3)	-	14	(5)	NM	(1)	7	NM
Amortization associated with benefit ratio unlocking	(1)	(1)	-	-	-	100.0%	-	(1)	NM
Adjustment related to realized (gains) losses	1	3	(4)	(4)	(3)	NM	(1)	(8)	NM
Adjustment related to unrealized (gains) losses	(2)	(1)	(5)	(18)	7	NM	(13)	(18)	-38.5%
Balance as of end-of-period	$269	$267	$258	$250	$249	-7.4%	$269	$249	-7.4%

DFEL
Balance as of beginning-of-period	$249	$263	$267	$265	$258	3.6%	$222	$263	18.5%
Deferrals	10	6	7	5	6	-40.0%	61	24	-60.7%
Operating amortization	4	(5)	(3)	2	(5)	NM	(16)	(11)	31.3%
Deferrals, net of operating amortization	14	1	4	7	1	-92.9%	45	13	-71.1%
Amortization associated with benefit ratio unlocking	(1)	(1)	-	(1)	-	100.0%	-	(2)	NM
Adjustment related to realized (gains) losses	2	5	(6)	(12)	(4)	NM	(5)	(18)	NM
Adjustment related to unrealized (gains) losses	(1)	(1)	-	(1)	3	NM	1	2	100.0%
Balance as of end-of-period	$263	$267	$265	$258	$258	-1.9%	$263	$258	-1.9%

Lincoln Financial Group
Retirement Plan Services, Life Insurance and Group Protection - DAC, VOBA and DFEL Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
DAC and VOBA - Retirement Plan Services
Balance as of beginning-of-period	$189	$183	$165	$145	$108	-42.9%	$195	$183	-6.2%
Deferrals	9	10	9	9	10	11.1%	35	38	8.6%
Operating amortization	(7)	(10)	(10)	(13)	(10)	-42.9%	(33)	(42)	-27.3%
Deferrals, net of operating amortization	2	-	(1)	(4)	-	-100.0%	2	(4)	NM
Adjustment related to unrealized (gains) losses	(8)	(18)	(19)	(33)	(6)	25.0%	(14)	(77)	NM
Balance as of end-of-period	$183	$165	$145	$108	$102	-44.3%	$183	$102	-44.3%

DAC and VOBA - Life Insurance
Balance as of beginning-of-period	$4,484	$4,516	$4,586	$4,251	$3,620	-19.3%	$5,186	$4,516	-12.9%
Business sold through reinsurance	11	-	-	2	-	-100.0%	12	2	-83.3%
Deferrals	211	145	143	131	182	-13.7%	780	600	-23.1%
Operating amortization	(61)	(80)	(97)	(313)	(124)	NM	(423)	(614)	-45.2%
Deferrals, net of operating amortization	150	65	46	(182)	58	-61.3%	357	(14)	NM
Adjustment related to realized (gains) losses	(1)	1	(1)	1	(1)	0.0%	(22)	2	109.1%
Adjustment related to unrealized (gains) losses	(128)	4	(380)	(452)	604	NM	(1,017)	(225)	77.9%
Balance as of end-of-period	$4,516	$4,586	$4,251	$3,620	$4,281	-5.2%	$4,516	$4,281	-5.2%

DFEL - Life Insurance
Balance as of beginning-of-period	$1,088	$1,106	$1,136	$997	$742	-31.8%	$1,280	$1,106	-13.6%
Deferrals	122	83	82	73	87	-28.7%	483	325	-32.7%
Operating amortization	(39)	(45)	(39)	(132)	(57)	-46.2%	(119)	(272)	NM
Deferrals, net of operating amortization	83	38	43	(59)	30	-63.9%	364	53	-85.4%
Adjustment related to realized (gains) losses	-	-	-	-	-	NM	(3)	-	100.0%
Adjustment related to unrealized (gains) losses	(65)	(8)	(182)	(196)	343	NM	(535)	(44)	91.8%
Balance as of end-of-period	$1,106	$1,136	$997	$742	$1,115	0.8%	$1,106	$1,115	0.8%

DAC and VOBA - Group Protection
Balance as of beginning-of-period	$155	$165	$164	$170	$175	12.9%	$151	$165	9.3%
Deferrals	21	11	17	15	31	47.6%	53	75	41.5%
Operating amortization	(11)	(12)	(11)	(10)	(14)	-27.3%	(39)	(48)	-23.1%
Deferrals, net of operating amortization	10	(1)	6	5	17	70.0%	14	27	92.9%
Balance as of end-of-period	$165	$164	$170	$175	$192	16.4%	$165	$192	16.4%

Lincoln Financial Group
Annuities - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Fixed Annuities
Balance as of beginning-of-period	$18,009	$18,106	$18,186	$18,273	$18,347	1.9%	$17,420	$18,106	3.9%
Gross deposits	347	295	445	489	520	49.9%	1,927	1,749	-9.2%
Withdrawals and deaths	(475)	(465)	(477)	(599)	(571)	-20.2%	(1,844)	(2,112)	-14.5%
Net flows	(128)	(170)	(32)	(110)	(51)	60.2%	83	(363)	NM
Reinvested interest credited	215	241	110	173	135	-37.2%	564	658	16.7%
Sales inducements deferred	10	9	9	11	7	-30.0%	39	37	-5.1%
Balance as of end-of-period, gross	18,106	18,186	18,273	18,347	18,438	1.8%	18,106	18,438	1.8%
Reinsurance ceded	(901)	(883)	(871)	(849)	(830)	7.9%	(901)	(830)	7.9%
Balance as of end-of-period, net	$17,205	$17,303	$17,402	$17,498	$17,608	2.3%	$17,205	$17,608	2.3%

Variable Annuities
Balance as of beginning-of-period	$64,140	$68,330	$74,366	$72,976	$76,696	19.6%	$68,390	$68,330	-0.1%
Gross deposits	2,028	2,185	2,422	2,188	3,019	48.9%	8,723	9,815	12.5%
Withdrawals and deaths	(1,555)	(1,722)	(1,689)	(1,682)	(1,908)	-22.7%	(6,615)	(7,001)	-5.8%
Net flows	473	463	733	506	1,111	134.9%	2,108	2,814	33.5%
Change in market value and reinvestment	3,717	5,573	(2,123)	3,214	1,099	-70.4%	(2,168)	7,762	NM
Balance as of end-of-period, gross	68,330	74,366	72,976	76,696	78,906	15.5%	68,330	78,906	15.5%
Reinsurance ceded	(1)	(1)	(1)	(1)	-	100.0%	(1)	-	100.0%
Balance as of End-of-Period (2)	$68,329	$74,365	$72,975	$76,695	$78,906	15.5%	$68,329	$78,906	15.5%

Total	0	0	0	0	0
Balance as of beginning-of-period	$82,149	$86,436	$92,552	$91,249	$95,043	15.7%	$85,810	$86,436	0.7%
Gross deposits	2,375	2,480	2,867	2,677	3,539	49.0%	10,650	11,564	8.6%
Withdrawals and deaths	(2,030)	(2,187)	(2,166)	(2,281)	(2,479)	-22.1%	(8,459)	(9,113)	-7.7%
Net flows	345	293	701	396	1,060	207.2%	2,191	2,451	11.9%
Change in market value and reinvestment	3,932	5,814	(2,013)	3,387	1,234	-68.6%	(1,604)	8,420	NM
Sales inducements deferred	10	9	9	11	7	-30.0%	39	37	-5.1%
Balance as of end-of-period, gross	86,436	92,552	91,249	95,043	97,344	12.6%	86,436	97,344	12.6%
Reinsurance ceded	(902)	(884)	(872)	(850)	(830)	8.0%	(902)	(830)	8.0%
Balance as of end-of-period, net	$85,534	$91,668	$90,377	$94,193	$96,514	12.8%	$85,534	$96,514	12.8%

Lincoln Financial Group
Retirement Plan Services - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Small Market
Balance as of beginning-of-period	$5,856	$6,167	$6,641	$6,470	$6,766	15.5%	$6,396	$6,167	-3.6%
Gross deposits	354	418	372	362	577	63.0%	1,307	1,729	32.3%
Withdrawals and deaths	(357)	(412)	(368)	(330)	(405)	-13.4%	(1,402)	(1,515)	-8.1%
Net flows	(3)	6	4	32	172	NM	(95)	214	NM
Transfers between fixed and variable accounts	11	(11)	-	(5)	(22)	NM	5	(38)	NM
Change in market value and reinvestment	303	479	(175)	269	85	-71.9%	(139)	658	NM
Balance as of end-of-period	$6,167	$6,641	$6,470	$6,766	$7,001	13.5%	$6,167	$7,001	13.5%

Mid - Large Market
Balance as of beginning-of-period	$16,106	$17,435	$19,199	$19,139	$20,293	26.0%	$16,207	$17,435	7.6%
Gross deposits	1,053	920	746	1,186	1,123	6.6%	3,557	3,974	11.7%
Withdrawals and deaths	(632)	(505)	(395)	(798)	(633)	-0.2%	(2,095)	(2,331)	-11.3%
Net flows	421	415	351	388	490	16.4%	1,462	1,643	12.4%
Transfers between fixed and variable accounts	(11)	(2)	(5)	(17)	(12)	-9.1%	(68)	(37)	45.6%
Change in market value and reinvestment	919	1,351	(406)	783	279	-69.6%	(166)	2,009	NM
Balance as of end-of-period	$17,435	$19,199	$19,139	$20,293	$21,050	20.7%	$17,435	$21,050	20.7%

Multi-Fund® and Other
Balance as of beginning-of-period	$15,058	$15,531	$16,180	$15,788	$16,044	6.5%	$16,221	$15,531	-4.3%
Gross deposits	163	173	173	169	161	-1.2%	702	678	-3.4%
Withdrawals and deaths	(362)	(382)	(334)	(357)	(475)	-31.2%	(1,565)	(1,548)	1.1%
Net flows	(199)	(209)	(161)	(188)	(314)	-57.8%	(863)	(870)	-0.8%
Change in market value and reinvestment	672	858	(231)	444	150	-77.7%	173	1,219	NM
Balance as of end-of-period	$15,531	$16,180	$15,788	$16,044	$15,880	2.2%	$15,531	$15,880	2.2%

Total
Balance as of beginning-of-period	$37,020	$39,133	$42,020	$41,397	$43,103	16.4%	$38,824	$39,133	0.8%
Gross deposits	1,570	1,511	1,291	1,717	1,861	18.5%	5,566	6,381	14.6%
Withdrawals and deaths	(1,351)	(1,299)	(1,097)	(1,485)	(1,513)	-12.0%	(5,062)	(5,394)	-6.6%
Net flows	219	212	194	232	348	58.9%	504	987	95.8%
Transfers between fixed and variable accounts	-	(13)	(5)	(22)	(34)	NM	(63)	(75)	-19.0%
Change in market value and reinvestment	1,894	2,688	(812)	1,496	514	-72.9%	(132)	3,886	NM
Balance as of end-of-period	$39,133	$42,020	$41,397	$43,103	$43,931	12.3%	$39,133	$43,931	12.3%

Lincoln Financial Group
Life Insurance - Account Value Roll Forwards
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Interest-Sensitive Life
Balance as of beginning-of-period	$30,638	$31,219	$31,494	$31,750	$31,986	4.4%	$29,365	$31,219	6.3%
Deposits	1,297	991	990	971	1,132	-12.7%	4,673	4,084	-12.6%
Withdrawals and deaths	(278)	(317)	(331)	(337)	(267)	4.0%	(1,112)	(1,251)	-12.5%
Net flows	1,019	674	659	634	865	-15.1%	3,561	2,833	-20.4%
Contract holder assessments	(751)	(710)	(712)	(712)	(737)	1.9%	(2,916)	(2,871)	1.5%
Reinvested interest credited	313	311	309	314	318	1.6%	1,209	1,251	3.5%
Balance as of end-of-period, gross	31,219	31,494	31,750	31,986	32,432	3.9%	31,219	32,432	3.9%
Reinsurance ceded	(870)	(862)	(859)	(847)	(838)	3.7%	(870)	(838)	3.7%
Balance as of end-of-period, net	$30,349	$30,632	$30,891	$31,139	$31,594	4.1%	$30,349	$31,594	4.1%

VUL
Balance as of beginning-of-period	$5,375	$5,687	$6,202	$6,005	$6,262	16.5%	$5,962	$5,687	-4.6%
Deposits	209	168	147	135	414	98.1%	720	865	20.1%
Withdrawals and deaths	(207)	(101)	(93)	(84)	(131)	36.7%	(619)	(409)	33.9%
Net flows	2	67	54	51	283	NM	101	456	NM
Contract holder assessments	(93)	(95)	(88)	(104)	(126)	-35.5%	(369)	(413)	-11.9%
Change in market value and reinvestment	403	543	(163)	310	104	-74.2%	(7)	793	NM
Balance as of end-of-period, gross	5,687	6,202	6,005	6,262	6,523	14.7%	5,687	6,523	14.7%
Reinsurance ceded	(758)	(826)	(775)	(812)	(792)	-4.5%	(758)	(792)	-4.5%
Balance as of end-of-period, net	$4,929	$5,376	$5,230	$5,450	$5,731	16.3%	$4,929	$5,731	16.3%

Total
Balance as of beginning-of-period	$36,013	$36,906	$37,696	$37,755	$38,248	6.2%	$35,327	$36,906	4.5%
Deposits	1,506	1,159	1,137	1,106	1,546	2.7%	5,393	4,949	-8.2%
Withdrawals and deaths	(485)	(418)	(424)	(421)	(398)	17.9%	(1,731)	(1,660)	4.1%
Net flows	1,021	741	713	685	1,148	12.4%	3,662	3,289	-10.2%
Contract holder assessments	(844)	(805)	(800)	(816)	(863)	-2.3%	(3,285)	(3,284)	0.0%
Change in market value and reinvestment	716	854	146	624	422	-41.1%	1,202	2,044	70.0%
Balance as of end-of-period, gross	36,906	37,696	37,755	38,248	38,955	5.6%	36,906	38,955	5.6%
Reinsurance ceded	(1,628)	(1,688)	(1,634)	(1,659)	(1,630)	-0.1%	(1,628)	(1,630)	-0.1%
Balance as of end-of-period, net	$35,278	$36,008	$36,121	$36,589	$37,325	5.8%	$35,278	$37,325	5.8%

Lincoln Financial Group
Select Non-GAAP to GAAP Reconciliations
Unaudited (millions of dollars)

	For the Three Months Ended						For the Twelve Months Ended
	12/31/11	3/31/12	6/30/12	9/30/12	12/31/12	Change	12/31/11	12/31/12	Change
Revenues
Operating revenues	$2,715	$2,824	$2,882	$2,914	$2,947	8.5%	$11,027	$11,566	4.9%
Excluded realized gain (loss)	(149)	(112)	18	39	17	111.4%	(388)	(39)	89.9%
Amortization of DFEL on benefit ratio unlocking	1	1	(1)	-	(1)	NM	(1)	2	300.0%
Amortization of deferred gains arising from reserve changes on business sold through reinsurance	1	2	-	1	1	0.0%	3	3	0.0%
Total revenues	$2,568	$2,715	$2,899	$2,954	$2,964	15.4%	$10,641	$11,532	8.4%

Excluded Realized Gain (Loss) Net of Benefit Ratio Unlocking, After-Tax
Total excluded realized gain (loss)	$(97)	$(73)	$12	$25	$11	111.3%	$(252)	$(25)	90.1%
Benefit ratio unlocking	25	23	(10)	10	2	-92.0%	(15)	25	266.7%
Net gain (loss), after-tax	$(72)	$(50)	$2	$35	$13	118.1%	$(267)	$-	100.0%

Net Income
Income (loss) from operations	$277	$293	$319	$362	$310	11.9%	$1,246	$1,284	3.0%
Excluded realized gain (loss)	(97)	(73)	12	25	11	111.3%	(252)	(25)	90.1%
Benefit ratio unlocking	25	23	(10)	10	2	-92.0%	(15)	25	266.7%
Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance	1	1	-	1	-	-100.0%	2	3	50.0%
Gain (loss) on early extinguishment of debt	-	-	-	-	(3)	NM	(5)	(3)	40.0%
Impairment of intangibles	(747)	-	-	2	-	100.0%	(747)	2	100.3%
Income (loss) from discontinued operations	-	(1)	-	28	-	NM	(8)	27	NM
Net income (loss)	$(541)	$243	$321	$428	$320	159.1%	$221	$1,313	NM

Earnings (Loss) Per Common Share - Diluted
Income (loss) from operations	$0.91	$0.99	$1.09	$1.27	$1.10	20.9%	$3.94	$4.47	13.5%
Excluded realized gain (loss)	(0.33)	(0.25)	0.03	0.09	0.04	112.1%	(0.79)	(0.09)	88.6%
Benefit ratio unlocking	0.08	0.08	(0.03)	0.04	0.01	-87.5%	(0.04)	0.09	NM
Gain (loss) on early extinguishment of debt	-	-	-	-	(0.01)	NM	(0.02)	(0.01)	50.0%
Impairment of intangibles	(2.51)	-	-	0.01	-	100.0%	(2.37)	0.01	100.4%
Income (loss) from discontinued operations	-	-	-	0.10	-	NM	(0.03)	0.09	NM
Adjustment attributable to using different average diluted shares	0.03	-	-	-	-	-100.0%	-	-	NM
Net income (loss)	$(1.82)	$0.82	$1.09	$1.51	$1.14	162.6%	$0.69	$4.56	NM